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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934


                                January 31, 2002
                                ----------------
                        (Date of earliest event reported)


                         PARKVALE FINANCIAL CORPORATION
                         ------------------------------
                          (Exact name of Registrant as
                            Specified in its Charter)


Pennsylvania                        000-17411                    25-1556590
---------------                    ------------              -------------------
(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
Incorporation)

        4220 William Penn Highway
        Monroeville, Pennsylvania                                   15146
 ----------------------------------------                         ----------
 (Address of Principal Executive Offices)                         (Zip Code)


                         Registrant's telephone number,
                       including area code:(412) 373-7200



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Item 2.  Acquisition or Disposition of Assets

On January 31, 2002, Parkvale Financial Corporation ("Parkvale") completed its acquisition of Second National Bank of Masontown ("SNB"). The shareholders of SNB received $92.00 per share in cash. This transaction had been approved by the boards of directors of both companies, by bank regulatory authorities and SNB's shareholders. The acquisition is valued at $36.8 million.

A copy of a Press Release, dated January 31, 2002, issued by Parkvale is attached as Exhibit 99.1 and is incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements, and Exhibits

         (c)  Exhibits

         99.1  Press Release dated January 31, 2002

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 31, 2002                             Parkvale Financial Corporation
                                             (Registrant)

                                             By: /s/ Timothy G. Rubritz
                                                 ------------------------------
                                                 Timothy G. Rubritz
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer